UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
August 10, 2021

REGAL BELOIT CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin 53511

(Address of principal executive offices, including zip code)

(608) 364-8800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on February 15, 2021, Regal Beloit Corporation (the “Company” or “Regal”) entered into definitive agreements with Rexnord Corporation (“Rexnord”), Land Newco, Inc., a wholly owned indirect subsidiary of Rexnord (“Land”), and Phoenix 2021, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), with respect to a Reverse Morris Trust transaction (the “Proposed Transaction”) pursuant to which, and subject to the terms and conditions of the Agreement and Plan of Merger dated as of February 15, 2021 by and among the Company, Rexnord and Merger Sub (as amended, modified or supplemented in accordance with its terms, the “Merger Agreement”) and the other definitive agreements entered into in connection therewith, (1) Rexnord will transfer (or cause to be transferred) to Land substantially all of the assets, and Land will assume substantially all of the liabilities, of Rexnord’s Process & Motion Control segment (“PMC”) (the “Reorganization”), (2) after which, all of the issued and outstanding shares of common stock, $0.01 par value per share, of Land (“Land common stock”) held by a subsidiary of Rexnord will be distributed in a series of distributions to Rexnord’s stockholders (the “Distributions”, and the final distribution of Land common stock from Rexnord to Rexnord’s stockholders, which is to be made pro rata for no consideration, the “Spin-Off”) and (3) immediately after the Spin-Off, Merger Sub will merge with and into Land (the “Merger”) and all shares of Land common stock (other than those held by Rexnord, Land, the Company, Merger Sub or their respective subsidiaries) will be converted as of the effective time of the Merger (the “Effective Time”) into the right to receive shares of the common stock, $0.01 par value per share, of the Company, as calculated and subject to adjustment as set forth in the Merger Agreement. When the Merger is completed, Land (which at that time will hold the PMC business) will be a wholly owned subsidiary of the Company.

Appointment of New Directors

Also as previously disclosed, the Merger Agreement provides that the Company and Rexnord would mutually agree on two independent directors from the Rexnord board of directors to be added to the Company’s board of directors (the “Board”) as of the Effective Time.

Consistent with the foregoing, on August 10, 2021, contingent and effective upon the occurrence of the Effective Time, the Board expanded the size of the Board by two directors and appointed Theodore D. Crandall and Robin A. Walker-Lee as members of the Board to fill the resulting vacancies, each such director to serve until the next annual meeting of the Company’s shareholders and until his or her successor shall have been duly elected, or until his or her prior retirement, death, resignation or removal.

Mr. Crandall, age 66, retired as a Senior Vice President of Rockwell Automation, a leading global provider of industrial automation power, control and information solutions, in 2019, after having served in such role since 2018. He previously served as the Senior Vice President, Control Products and Solutions, of Rockwell from 2017 until 2018, and as the Senior Vice President and Chief Financial Officer of Rockwell from 2007 to 2017. Prior thereto, Mr. Crandall served in various capacities at Rockwell and related companies, including previous service as Senior Vice President, Control Products and Solutions and as Senior Vice President of its Component & Packaged Applications Group. Mr. Crandall previously served on the board of governors of the National Electrical Manufacturers Association. He has served as a director of Rexnord since 2015. Mr. Crandall received a Bachelor’s Degree in Management Science and Economics and a Master’s Degree in Industrial Administration from Carnegie Mellon University. Mr. Crandall will provide the Board with extensive financial and accounting experience, as a chief financial officer of a multinational public company, as well as significant business acumen in the power distribution and controls market, as a former business leader in industrial automation and controls..

Ms. Walker-Lee, age 67, retired as an Executive Vice President, General Counsel and Secretary of TRW Automotive Holdings Corp., a global automotive parts supplier. Ms. Walker-Lee was with TRW Automotive from 2010 until her retirement in 2015. Prior to that role, she served as Assistant General Counsel of Operations for General Motors Company (together with its predecessor General Motors Corporation, “GM”), an automobile manufacturer, and as General Counsel and Vice President of Public Policy for GM – Latin America, Africa and Middle East; she also served on special assignment to the General Counsel of GM during its bankruptcy restructuring. She has served as a director of Rexnord since 2015. She has also served as a director of EMCOR Group, Inc., an electrical and mechanical construction and facilities services firm, since 2018. Ms. Walker-Lee has an undergraduate degree from the University of Kansas and a Juris Doctorate degree from the University of Michigan Law School. Ms. Walker-Lee will provide the Board with significant global business and legal experience, including as general counsel of a public company.

In connection with their appointment to the Board, Mr. Crandall and Ms. Walker-Lee have each resigned from the Rexnord board, contingent and effective upon the closing of the Merger.

The Board has determined that Mr. Crandall and Ms. Walker-Lee are independent under the listing standards of the New York Stock Exchange and the Company’s criteria for determining director independence.

As non-employee directors, Mr. Crandall and Ms. Walker-Lee will be compensated in accordance with the Company’s compensation policies for non-employee directors, which are as described in the Company’s proxy statement filed on March 18, 2021 with the Securities and Exchange Commission.

There are no arrangements between Mr. Crandall or Ms. Walker-Lee and any other person (other than the Merger Agreement) pursuant to which they were elected to serve as directors, nor are there any transactions in which the Company is a participant in which either of them has a material interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company’s press release issued on August 10, 2021 announcing the matters described above is filed herewith as Exhibit 99.1 and incorporated herein by reference.

CAUTIONARY STATEMENT

Certain statements made in this communication are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. This communication contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about the Company’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the Company’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements may also include statements relating to the proposed acquisition of Rexnord Corporation's (“Rexnord”) Process & Motion Control business (the “PMC Business”) (the “Rexnord Transaction”), the benefits and synergies of the Rexnord Transaction, future opportunities for the Company, the PMC Business and the combined company, and any other statements regarding the Rexnord Transaction or the combined company. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project,” “forecast,” and similar expressions. These forward-looking statements are based upon information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause actual results to differ materially from the results referred to in the forward-looking statements the Company makes in this report include:

Operations and Strategy

•	the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate;

•	uncertainties regarding the ability to execute restructuring plans within expected costs and timing;

•	our ability to develop new products based on technological innovation, such as the Internet of Things ("IoT"), and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in certain geographic locations in which we do business;

•	fluctuations in commodity prices and raw material costs;

•	our dependence on significant customers;

•	effects on earnings of any significant impairment of goodwill or intangible assets;

•	prolonged declines or disruption in one or more markets we serve, such as heating, ventilation, air conditioning ("HVAC"), refrigeration, power generation, oil and gas, unit material handling or water heating;

•	product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims;

•	our overall debt levels and our ability to repay principal and interest on our outstanding debt, including debt assumed or incurred in connection with the Rexnord Transaction;

•	our dependence on key suppliers and the potential effects of supply disruptions;

•	seasonal impact on sales of our products into HVAC systems and other residential applications;

Global Footprint

•	actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor and controls, power generation and power transmission industries;

•	risks associated with global manufacturing, including risks associated with public health crises;

•	economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that we cannot control;

Legal and Regulatory Environment

•	unanticipated costs or expenses we may incur related to litigation, including product warranty issues;

•	infringement of our intellectual property by third parties, challenges to our intellectual property and claims of infringement by us of third party technologies;

•	losses from failures, breaches, attacks or disclosures involving our information technology infrastructure and data;

Mergers, Acquisitions and Divestitures

•	the possibility that the conditions to the consummation of the Rexnord Transaction will not be satisfied, including shareholder approvals, that there will be delays in satisfying or adverse conditions related to the satisfaction of such conditions, or that the Rexnord Transaction will fail to be consummated or be delayed in being consummated for other reasons; the possibility that the IRS ruling sought in connection with the Rexnord Transaction will not be received on the terms requested, or at all, all, or that there will be delays in obtaining or adverse conditions related to the receipt of the IRS ruling;

•	changes in the extent and characteristics of the common shareholders of Rexnord and the Company and its effect pursuant to the merger agreement for the Rexnord Transaction on the number of shares of Company common stock issuable pursuant to the transaction, magnitude of the dividend payable to Company shareholders pursuant to the transaction and the extent of indebtedness to be incurred by the Company in connection with the transaction;

•	the ability to obtain the anticipated tax treatment of the Rexnord Transaction and related transactions;

•	failure to successfully integrate the PMC Business and any other future acquisitions into our business or achieve financial results, operating results, expected synergies and operating efficiencies, due to factors including the future financial and operating performance of the acquired business, loss of key executives and employees, or operating costs, customer loss and business disruption being greater than expected;

•	costs and indemnification obligations related to transactions, including the Rexnord Transaction;

•	risks associated with any litigation related to the Rexnord Transaction or other transactions;

•	unanticipated liabilities of acquired businesses, including the PMC Business;

•	operating restrictions related to the Rexnord Transaction;

•	unanticipated adverse effects or liabilities from business exits or divestitures;

General

•	changes in the method of determining London Interbank Offered Rate ("LIBOR"), or the replacement of LIBOR with an alternative reference rate;

•	cyclical downturns affecting the global market for capital goods;

•	and other risks and uncertainties including, but not limited, to those described in "Part I - Item 1A - Risk Factors" in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on March 2, 2021 and from time to time in other filed reports.

Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this communication are made only as of the date of this release, and the Company undertakes no obligation to update any forward-looking information contained in this release or with respect to the announcements described herein to reflect subsequent events or circumstances. Additional information regarding these and other risks and uncertainties is included in "Part I - Item 1A - Risk Factors" in our Annual Report on Form 10-K filed with the SEC on March 2, 2021 and from time to time in other filed reports, including the Company's Quarterly Reports on Form 10-Q.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy, or a solicitation of an offer to sell, any securities of the Company, Rexnord or Land Newco, Inc. (“Land”). In connection with the Rexnord Transaction, the Company and Land filed registration statements with the SEC registering shares of Company common stock and Land common stock in connection with the Rexnord Transaction, which have become effective. The Company’s Registration Statement on Form S-4 (No. 333-255982) includes a joint proxy statement/prospectus-information statement relating to the Rexnord Transaction, which has been mailed to Company shareholders and Rexnord shareholders. Company shareholders and Rexnord shareholders are urged to read the joint proxy statement/prospectus-information statement and any other relevant documents when they become available, because they contain and will contain important information about the Company, Rexnord, Land and the Rexnord Transaction. The joint proxy statement/prospectus-information statement and other documents relating to the Rexnord Transaction can also be obtained free of charge from the SEC’s website at www.sec.gov. The joint proxy statement/prospectus-information statement and other documents can also be obtained free of charge from Rexnord upon written request to Rexnord Corporation, Investor Relations, 511 Freshwater Way, Milwaukee, WI 53204, or by calling (414) 643-3739 or upon written request to Regal Beloit Corporation, Investor Relations, 200 State Street, Beloit, WI 53511 or by calling (608) 364-8800.

PARTICIPANTS IN THE SOLICITATION

This communication is not a solicitation of a proxy from any security holder of the Company. However, Rexnord, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Rexnord and the Company in connection with the Rexnord Transaction under the rules of the SEC. Information about the directors and executive officers of Rexnord may be found in its Annual Report on Form 10-K filed with the SEC on February 16, 2021 and its definitive proxy statement relating to its 2021 Annual Meeting filed with the SEC on March 16, 2021. Information about the directors and executive officers of the Company may be found in its Annual Report on Form 10-K filed with the SEC on March 2, 2021, and its definitive proxy statement relating to its 2021 Annual Meeting filed with the SEC on March 18, 2021

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

REGAL BELOIT CORPORATION

Exhibit Index to Report on Form 8-K

Exhibit Number	Exhibit Description
99.1	Press Release of Regal Beloit Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: August 10, 2021	By:	/s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary